UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
October 18, 2005
MetaMorphix Inc.
(Exact name of Registrant as specified in its charter)

Delaware		52-1923417

(State or Other Jursidiction Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Virginia Manor Road, Suite 140, Beltsville, MD	20705

(Address of principal executive offices)	(Zip Code)
(301) 617-9080
(Registrant’s telephone number, including area code)

(Former name or former address, if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     MetaMorphix, Inc. has announced that it is in the process of closing its Canadian operations MetaMorphix Canada, Inc. in Saskatoon, Saskatchewan on October 18, 2005. Press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (a) Not applicable
     (b) Not applicable
     (c) Not applicable
     (d) Exhibits:
          99.1     Press release as to closure of Canadian subsidiary, MetaMorphix Canada, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAMORPHIX, INC.
By:	/s/ Edwin C. Quattlebaum
	Name:	Edwin C. Quattlebaum
	Title:	CEO, President and Co-Chairman